UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 8, 2022

Public Service Enterprise Group Incorporated
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973 430-7000
(Registrant’s telephone number, including area code)

Public Service Electric and Gas Company
(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973 430-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Public Service Enterprise Group Incorporated
Common Stock without par value	PEG	New York Stock Exchange

Public Service Electric and Gas Company
8.00% First and Refunding Mortgage Bonds, due 2037	PEG37D	New York Stock Exchange
5.00% First and Refunding Mortgage Bonds, due 2037	PEG37J	New York Stock Exchange
Indicate by check mark whether any of the registrants is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange. Act. ☐

The information contained in Item 8.01 Other Events in this combined Form
8-K
is separately provided, as noted, by Public Service Enterprise Group Incorporated (PSEG) and Public Service Electric and Gas Company (PSE&G). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form
8-K.
PSE&G makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 8.01	Other Events
PSEG and PSE&G
Following the closing of the sale of our Fossil units in February 2022, PSEG has been active in financing activities to support its business going forward. In particular:

•
As previously disclosed, in October 2021 PSEG Power redeemed its remaining outstanding long-term debt. On March 9, 2022, PSEG Power entered into a three-year, unsecured $1.25 billion Term Loan Agreement, which has been fully drawn.

•
Consistent with its past financing practice, PSEG continues to maintain sizeable credit facilities to support its financial and liquidity profile, and PSEG has recently extended its credit facilities. On March 8, 2022, each of PSEG and its subsidiary, PSEG Power LLC (PSEG Power), amended, consolidated and restated, four existing unsecured revolving credit agreements, providing for loans and letters of credit, with total unsecured borrowing capacity of $3.4 billion into a single revolving credit agreement (Master Credit Facility). The Master Credit Facility extends the maturity of the existing credit agreements through March 8, 2027 and provides for $2.75 billion of unsecured borrowing capacity, with an initial PSEG sub-limit
of $1.5 billion and an initial PSEG Power
sub-limit
of $1.25 billion. The Master Credit Facility permits adjustments of the initial sub-limits,
provided that the PSEG
sub-limit,
and the aggregate borrowings of PSEG and PSEG Power under the Master Credit Facility, may not exceed $2.75 billion, and the PSEG Power sub-limit
may not exceed $1.75 billion. The PSEG
sub-limit
includes a sustainability linked pricing mechanism based on achieving targeted reductions of methane emissions. These credit agreement modifications and consolidations follow the close of the sale of the 6,750 megawatt PSEG Fossil portfolio and are another step in the simplification of PSEG’s business model and balance sheet.

•
Similarly, on March 8, 2022, PSE&G amended its existing $600 million revolving credit agreement, providing for loans and letters of credit. The amended credit agreement extends the maturity of the existing credit agreement through March 8, 2027 and provides for $1.0 billion of unsecured borrowing capacity.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)
Date: March 9, 2022
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)
Date: March 9, 2022

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